                        CREDIT AGREEMENT AMENDMENT NO. 3

     THIS CREDIT AGREEMENT AMENDMENT NO. 3, dated as of July __30, 1998 (this "Amendment"), is made by and among Evenflo & Spalding Holdings Corporation (formerly known as E&S Holdings Corporation), a company organized under the laws of Delaware (the "Borrower"), the Lenders (as defined below) and Bank of America National Trust & Savings Association ("Bank of America"), as the administrative agent (the "Administrative Agent") for the Lenders.

                              W I T N E S S E T H:

     WHEREAS, the Borrower, the various financial institutions parties thereto from time to time (collectively, the "Lenders"), Bank of America, as swing line lender, as fronting lender and as administrative agent for the Lenders, Merrill Lynch Capital Corporation, as documentation agent for the Lenders, and NationsBank N.A. South, as syndication agent for the Lenders, have heretofore entered into that certain Credit Agreement, dated as of September 30, 1996 (as amended by the First Amendment to Credit Agreement, dated as of December 11, 1996 and the Second Amendment to Credit Agreement, dated as of March 31, 1998, the "Existing Credit Agreement"); and

     WHEREAS, the Borrower has requested, and the Lenders and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement as provided below (the Existing Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement"); NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SUBPART 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

                    "Administrative Agent" is defined in the preamble.
                    "Amended Credit Agreement" is defined in the second recital. "Amendment" is defined in the preamble.
                    "Amendment Effective Date Certificate" means the amendment effective date certificate executed and delivered by the Borrower pursuant to Subpart 3.15, substantially in the form of Annex I hereto.
                    "Bank of America" is defined in the preamble.
                    "Borrower" is defined in the preamble.

                    "E & S Capital Contribution Agreement" means that Capital Contribution Agreement to be entered into between the Borrower and Strata Associates, L.P., an entity organized by KKR, pursuant to which Strata Associates L.P. will purchase newly issued preferred stock of the Borrower for an aggregate cash purchase price of at least One Hundred Million Dollars ($100,000,000).
                    "Evenflo" means Evenflo Company, Inc.
                    "Evenflo Collateral" means all of the assets of Evenflo subject to Liens created in favor of the Administrative Agent pursuant to the Security Agreement.
                    "Evenflo Pledged Shares" means the shares of stock of Evenflo pledged to the Administrative Agent pursuant to the Pledge Agreement.
                    "Evenflo Stock Purchase Agreement" means that Stock Purchase Agreement to be entered into between the Borrower and/or one or more of its Subsidiaries, one or more affiliates of KKR and certain additional investors, pursuant to which the Borrower and/or one or more of its Subsidiaries will sell at least fifty-one percent (51%) of the outstanding capital stock of Evenflo to one or more affiliates of KKR and certain additional investors, for an aggregate consideration value of $200,000,000 with $177,000,000 thereof constituting cash proceeds to the Borrower and/or one or more of its Subsidiaries (the amount of such cash proceeds, the "Evenflo Stock Purchase Proceeds Amount").
                    "Evenflo Stock Purchase Proceeds Amount" is defined in the definition of Evenflo Stock Purchase Agreement.
                    "Existing Credit Agreement" is defined in the first recital. "Lenders" is defined in the first recital.
                    "Security Agreement" means that certain Security Agreement, dated as of March 31, 1998, among the Borrower, the Subsidiary Grantors parties thereto and the Administrative Agent for the Lenders.
                    "Third Amendment Effective Date" is defined in Subpart 3.1.

         SUBPART 1.2.   Other Definitions.  Terms for which meanings are
provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                                   AMENDMENTS

     Effective on (and subject to the occurrence of) the Third Amendment Effective Date, certain provisions of the Existing Credit Agreement are hereby amended in accordance with this Article II; except expressly as so amended by this Amendment, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

         SUBPART 2.1.   Amendments to Article I of the Existing Credit
Agreement. Article I of the Existing Credit Agreement ("Definitions") is amended in accordance with Subparts 2.1.1 and 2.1.2.

         SUBPART 2.1.1.               Section 1.1 of the Existing Credit
Agreement ("Certain Defined Terms") is amended by inserting in such Section the following definitions in the appropriate alphabetical order:

         "Consolidated Senior Debt" means, as of any date of determination, Consolidated Total Debt as of such date minus all Indebtedness otherwise included therein that is outstanding on such date under the Senior Subordinated Indenture and all other Indebtedness expressly subordinated in all respects pursuant to subordination provisions acceptable to the Agents.

         "Designated Consolidated EBITDA" means, with respect to the Borrower for any period, the sum for such period of (a) Consolidated Net Income plus (b) to the extent deducted in arriving at such Consolidated Net Income, the sum, without duplication, of (i) Consolidated Interest Expense and non-cash interest expense, (ii) taxes computed on the basis of income, (iii) depreciation expense,
(iv) amortization expense, including amortization of deferred financing fees,
(v) any expenses or charges resultin from any equity offering or incurrence of Indebtedness, (vi) the non-cash portion of any non-recurring or restructuring (or other) charge or reserve and (vii) the cash portion of any non-recurring or restructuring (or other) charge or reserve; provided, that for any computation of such amount with respect to a Test Period ending on or after March 31, 1999, the amount of any such cash portion shall not exceed $7,500,000 for any such Test Period, minus (c) to the extent included in such Consolidated Net Income, the sum, without duplication, of (i) non-recurring gains and (ii) non-cash gains, in each case as determined on a consolidated basis for the Borrower and its Restricted Subsidiaries in accordance with GAAP.

         "Designated Performance Trigger Event" means the maintenance by the Borrower for four consecutive Fiscal Quarters of a ratio of Consolidated Total Debt to Designated Consolidated EBITDA for each Test Period ending with such Fiscal Quarter not in excess of 5.50:1.00.

         "Designated Performance Trigger Event Certificate" means a certificate substantially in the form of Annex I to the Third Amendment.

         "Third Amendment" means the Credit Agreement Amendment No. 3, dated as of July __, 1998, among the Borrower, the Lenders parties thereto and the Administrative Agent.
         SUBPART 2.1.2. The following definitions in Section 1.1 of the Existing Credit Agreement ("Certain Defined Terms") are amended as follows:

                  (a) "Capital Expenditures": clause (c) of the proviso to the definition of "Capital Expenditures" is hereby amended by adding the following immediately before the semi-colon at the end thereof:

"or, if, but only if, (i) the Designated Performance Trigger Event has occurred,
(ii) no Event of Default or payment Default has occurred and is then continuing and (iii) a Designated Performance Trigger Event Certificate duly executed by a Responsible Officer has been furnished to the Administrative Agent, the purchase of plant, property or equipment made within one year of the sale of any asset to the extent purchased with the proceeds of such sale";

                  (b) "Consolidated EBITDA": subclause (viii) of clause (b) is hereby amended and restated as follows:

                  "(viii)  the amount of any restructuring charge or reserve";

                  (c) "Interest Period": the definition of "Interest Period" is hereby amended and restated in its entirety to read as follows:

                           "Interest Period" means, as to any Eurodollar Loan,
the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Eurodollar Loan, and ending on the date one, two, three or six months thereafter (or ending 9 or 12 months thereafter if available to all Lenders making such Loans as determined by such Lenders in good faith based on prevailing market conditions) as selected by the Borrower in it Notice of Borrowing or Notice of Conversion/Continuation; provided that:

                  (i) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more that 20 different dates;

                  (ii) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                  (iv) no Interest Period for any Term Loan shall extend beyond the Tranche A Term Maturity Date, Tranche B Term Maturity Date, Tranche C Term Maturity Date or Tranche D Term Maturity Date, as applicable, and no Interest Period for any Revolving Loan shall extend beyond the Revolving Commitment Termination Date; and

                  (v) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans, unless the aggregate principal amount of Term Loans represented by Base Rate Loans or by Eurodollar Loans having Interest Periods that will expire on or before such date equals or exceeds the amount of such principal payment; and

                  (d) "Pledge Agreement": the definition of "Pledge Agreement" is hereby amended and restated in its entirety to read as follows:

         "Pledge Agreement" means the Amended and Restated Pledge Agreement, dated as of March 31, 1998, by the Borrower and the other Pledgors parties thereto in favor of the Administrative Agent for the Lenders, as the same may be amended, supplemented, restated or otherwise modified from time to time.

         SUBPART 2.2. Amendment to Article II of the Existing Credit Agreement.
Article II of the Existing Credit Agreement ("The Credits") is amended in accordance with Subpart 2.2.1.

         SUBPART 2.2.1. Section 2.8 of the Existing Credit Agreement ("Mandatory Prepayments of Loans") is amended by adding the following at the end of Section 2.8(a):

                  "; provided, however, if, but only if, (i) the Designated Performance Trigger Event has occurred, (ii) no Event of Default or payment Default has occurred and is then continuing and (iii) a Designated Performance Trigger Event Certificate duly executed by a Responsible Officer has been furnished to the Administrative Agent, then if the Borrower or any Restricted Subsidiary shall at any time thereafter make a Disposition (other than a Disposition permitted pursuant to clause (a), (b) or (c) of Section 8.2), then (i) the Borrower or such Restricted Subsidiary may, within 360 days after the receipt by the Borrower or such Restricted Subsidiary of the Net Disposition Proceeds of such Disposition, (A) reinvest up to 100% of such Net Disposition Proceeds in the businesses described in Section
         7.13 (including, subject to the provisions of clause (h) of Section 8.3, making Acquisitions in such businesses), unless at the time of such reinvestment an Event of Default or payment Default has occurred and is then continuing (except in the case where the Borrower or such Restricted Subsidiary is subject to a definitive agreement that has been duly and fully executed at a time when no Event of Default or payment Default existed and pursuant to which it is obligated to use such Net Disposition Proceeds for a purpose permitted by this proviso), (B) prepay the Term Loans within such 360-day period in an amount equal to such Net Disposition Proceeds (or a portio thereof) or (C) retain the amount of such Net Disposition Proceeds not so applied pending such application and (ii) to the extent such Net Disposition Proceeds are not so applied during such 360-day period, the Borrower shall prepay the Term Loans on the Business Day immediately succeeding the last day of such 360-day period in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied".

         SUBPART 2.3. Amendments to Article VII of the Existing Credit Agreement. Article VII of the Existing Credit Agreement ("Affirmative Covenants") is amended in accordance with Subpart 2.3.1.s 2.3.1 through 2.3.2.

         SUBPART 2.3.1. Section 7.1 of the Existing Credit Agreement ("Financial Statements") is amended by deleting the words "promptly after available, but not later than 30 days after the end of each calendar month," appearing at the beginning of clause (c) thereof and inserting in replacement thereof the following:

                  "other than with respect to a calendar month the end of which coincides with the end of a Fiscal Quarter, promptly after available, but not later than 30 days after the end of each such calendar month,".

         SUBPART 2.3.2. Section 7.14 of the Existing Credit Agreement ("End of the Fiscal Year") is amended by inserting the following immediately after the words "September 30 of each year" on the second line therein: "prior to the Third Amendment Effective Date and thereafter on December 31 of each year".

         SUBPART 2.4. Amendments to Article VIII of the Existing Credit Agreement. Article VIII of the Existing Credit Agreement ("Negative Covenants") is amended in accordance with Subparts 2.4.1 through 2.4.6.

         SUBPART 2.4.1. Section 8.1 of the Existing Credit Agreement ("Limitation on Liens") is amended by amending and restating clause (q) thereof in its entirety to read as follows:

                           "(i) Liens on the plant located in Chicopee,
                  Massachusetts, existing on the date hereof and securing an aggregate principal amount not to exceed $6,500,000 and (ii) additional Liens (other than Liens on any collateral securing the Obligations) securing obligations of the Borrower and its Restricted Subsidiaries so long as the aggregate amount of the obligations so secured does not exceed $18,500,000 at any time outstanding;".

         SUBPART 2.4.2. Section 8.2 of the Existing Credit Agreement ("Consolidations and Mergers; Sales of Assets") is amended by (i) replacing the phrase "Closing Date" in clause (d) thereof with the phrase "Third Amendment Effective Date" and (ii) deleting the Dollar amount

"$250,000,000" in clause (d) thereof and inserting the following in replacement thereof :

                           "the excess, if any, of $250,000,000 over the Evenflo
                  Stock Purchase Proceeds Amount (as defined in the Third Amendment)".

         SUBPART 2.4.3 Section 8.3 of the Existing Credit Agreement ("Loans, Acquisitions and Investments") is amended as follows:

                  (a) clause (h) thereof is amended and restated in its entirety to read as follows:

                           "(h) Investments by the Borrower or any Subsidiary
                  constituting one or more Acquisitions in an aggregate amount not to exceed $10,000,000 (any such Acquisition, a "Pre-Trigger Permitted Acquisition") or, if, but only if, (i) the Designated Performance Trigger Event has occurred, (ii) no Event of Default or payment Default has occurred and is then continuing and (iii) a Designated Performance Trigger Event Certificate duly executed by a Responsible Officer has been furnished to the Administrative Agent, Investments by the Borrower or any Subsidiary constituting an Acquisition (any such Acquisition occurring after the date upon which each of the conditions set forth in subclauses (i), (ii) and (iii) of this clause (h) immediately above have been duly satisfied, a "Designated Permitted Acquisition"; Designated Permitted Acquisitions, together with Pre-Trigger Permitted Acquisitions, "Permitted Acquisitions"), so long as (i) the aggregate consideration paid in respect of all Permitted Acquisitions after the Third Amendment Effective Date does not exceed $50,000,000, (ii) such Acquisition and all transactions related thereto are consummated in accordance with applicable law, (iii) in the case of an Acquisition of capital stock or other equity interest by the Borrower or a Subsidiary, such Acquisition results in the issuer of such capital stock or other equity interest becoming a Subsidiary and such Subsidiary (other than a Foreign Subsidiary) executes an appropriate supplement to the Guaranty for the purposes of becoming a Guarantor thereunder, (iv) no capital stock or other equity interest or assets acquired in connection with such Acquisition shall be subject to any Lien (other than Liens permitted by Section 8.1), (v) neither the Borrower nor any other Restricted Subsidiary shall assume or incur, directly or indirectly, any Indebtedness in connection with such Acquisition (other than Indebtedness otherwise permitted by Section 8.4) (vi) after giving effect to such Acquisition, no Event of Default or payment Default shall have occurred and be continuing and (vii) the Borrower shall have delivered to the Administrative Agent prior to the consummation of such Acquisition (A) financial statements prepared on a Pro Forma Basis for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to Sections 7.1 and 7.2 and (B) a certificate of the Borrower executed by its chief financial officer demonstrating that the financial results reflected in such financial statements would comply with the requirements of Section 8.6 for the Fiscal Quarter in which such Investment is to be made."; and

                  (b) clause (i) thereof is amended and restated in its entirety to read as follows:

                           "(i) so long as no Event of Default or payment
                  Default exists and is continuing at the time of the making of such Investment (or would occur immediately after giving effect thereto), additional Investments by the Borrower or its Restricted Subsidiaries in an aggregate amount not to exceed $10,000,000 at any time; provided, however, that any such Investments shall be made exclusively from the net cash proceeds realized from the substantially contemporaneous purchase of capital stock of the Borrower by KKR or its affiliates;".SUBPART 2.4.4. Section 8.4 of the Existing Credit Agreement ("Limitation on Indebtedness") is amended as follows:

                  (a) clause (h) thereof is amended and restated in its entirety to read as follows:

                           "(h) unsecured Indebtedness of the Borrower (i) which
                  does not have any scheduled principal payment (including any sinking fund requirement) prior to the Tranche D Term Maturity Date, (ii) which has pricing terms, covenants, representations and defaults, which, taken as a whole, are not more burdensome or restrictive on the Borrower than the pricing terms, covenants, representations and defaults provided in this Agreement and (iii) all net proceeds of which are immediately applied pursuant to Section 2.8(c) to the payment of Loans and certain other Indebtedness owed to the Lenders;";

                  (b) clause (l) thereof is amended by deleting (i) the Dollar amount "$25,000,000" and inserting in replacement thereof "$50,000,000" and (ii) the word "unsecured" therefrom; and

                  (c) clause (m) thereof is deleted in its entirety.

         SUBPART 2.4.5. Section 8.5 of the Existing Credit Agreement ("Restricted Payments") is amended as follows:

                  (a) the following shall be inserted immediately after the words "Senior Subordinated Notes" appearing in the fifth line of
         Section 8.5:

                           "(it being agreed that the contribution of Senior
                  Subordinated Notes by a holder thereof concurrently with the exchange of such Senior Subordinated Notes for the Borrower's capital stock shall not constitute such a redemption)"; and

                  (b) clause (e) thereof is amended by inserting the following at the end thereof:

                           "together with such other management and/or employee
                  stock plans, stock subscription agreements or shareholder agreements having comparable stock repurchase terms; provided that the aggregate amount of stock repurchased under such other management and/or employee stock plans, stock subscription agreements or shareholder agreements shall not exceed 3% of the Common Stock outstanding on the Third Amendment Effective Date (as defined in the Third Amendment)".

         SUBPART 2.4.6. Section 8.6 of the Existing Credit Agreement ("Financial Covenants") is amended as follows:

                  (a) the table appearing in clause (a) thereof is amended by
         (i) deleting the line beginning "June 30, 1998" appearing therein and
         (ii) deleting the portion of such table appearing after such line and replacing it with the following table:


                           Date                                   Ratio
                           ----                                   -----
                           December 31, 1999                      1.00:1.00
                           March 31, 2000                         1:00:1.00
                           June 30, 2000                          1.00:1.00
                           September 30, 2000                     1.00:1.00
                           December 31, 2000                      1.25:1.00
                           March 31, 2001                         1.25:1.00
                           June 30, 2001                          1.25:1.00
                           September 30, 2001                     1.25:1.00
                           December 31, 2001                      1.45:1.00
                           March 31, 2002                         1.45:1.00
                           June 30, 2002                          1.45:1.00
                           September 30, 2002                     1.45:1.00
                           December 31, 2002                      1.65:1.00
                           March 31, 2003                         1.65:1.00
                           June 30, 2003                          1.65:1.00
                           September 30, 2003                     1.65:1.00
                           December 31, 2003 and the              2.00:1.00
                           last day of each March, June,
                           September and December thereafter

         (b) the table appearing in clause (b) thereof is amended by (i) deleting the line beginning "June 30, 1998" appearing therein and (ii) deleting the portion of such table appearing after such line and replacing it with the following table:


                               Date                               Ratio
                               ----                               -----
                           December 31, 1999                      1.00:1.00
                           March 31, 2000                         1:00:1.00
                           June 30, 2000                          1.00:1.00
                           September 30, 2000                     1.00:1.00
                           December 31, 2000                      1.15:1.00
                           March 31, 2001                         1.15:1.00
                           June 30, 2001                          1.15:1.00
                           September 30, 2001                     1.15:1.00
                           December 31, 2001                      1.15:1.00
                           March 31, 2002                         1.15:1.00
                           June 30, 2002                          1.15:1.00
                           September 30, 2002                     1.15:1.00
                           December 31, 2002                      1.15:1.00
                           March 31, 2003                         1.15:1.00
                           June 30, 2003                          1.15:1.00
                           September 30, 2003                     1.15:1.00
                           December 31, 2003                      1.15:1.00

         (c) clause (c) thereof is amended and restated in its entirety to read as follows:

                  "(c) the ratio of Consolidated Senior Debt as at the last day of any Test Period ending on or about any date set forth below to Consolidated EBITDA for such Test Period, to be greater than or equal to the ratio set forth opposite such date:


                           Date                                   Ratio
                           ----                                   -----
                           December 31, 1999                      6.00:1.00
                           March 31, 2000                         6.00:1.00
                           June 30, 2000                          6.00:1.00
                           September 30, 2000                     6.00:1.00
                           December 31, 2000                      4.50:1.00
                           March 31, 2001                         4.50:1.00
                           June 30, 2001                          4.50:1.00
                           September 30, 2001                     4.50:1.00
                           December 31, 2001                      4.00:1.00
                           March 31, 2002                         4.00:1.00
                           June 30, 2002                          4.00:1.00
                           September 30, 2002                     4.00:1.00
                           December 31, 2002                      3.00:1.00
                           March 31, 2003                         3.00:1.00
                           June 30, 2003                          3.00:1.00
                           September 30, 2003                     3.00:1.00
                           December 31, 2003 and the             2.50:1.00"
                           last day of March, June,
                           September and December thereafter

                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. Third Amendment Effective Date. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the date (the "Third Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the satisfaction of the Agents.

         SUBPART 3.2. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the Majority Lenders.

         SUBPART 3.3. Resolutions; Incumbency. The Administrative Agent shall have received (i) copies of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment, each other Loan Document to be delivered by the Borrower in connection herewith and the transactions contemplated hereby and thereby, certified as of the Third Amendment Effective Date by the Secretary or an Assistant Secretary of the Borrower, together with a certificate of the Secretary or Assistant Secretary of the Borrower dated the Third Amendment Effective Date, certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Amendment, and such other Loan Documents to be delivered by it in connection herewith; and (ii) copies of the resolutions of the board of directors of each Subsidiary authorizing the delivery, execution and performance by such Subsidiary of the Loan Documents to be delivered by it in connection herewith, certified as of the Third Amendment Effective Date by the Secretary or an Assistant Secretary of such Subsidiary, together with a certificate of the Secretary or Assistant Secretary of such Subsidiary dated the Third Amendment Effective Date, certifying the names and true signatures of the officers of such Subsidiary authorized to execute, deliver and perform such Loan Documents.

         SUBPART 3.4. Organization Documents. The Administrative Agent shall have received the articles or certificate of incorporation and the bylaws of each of the Obligors for which such documents have not previously been delivered and certified, in each case, as in effect on the Third Amendment Effective Date, certified by the Secretary or Assistant Secretary of such Person as of the Third Amendment Effective Date, together with a certification that any documents which were previously delivered are in full force and effect and have not, since the date of such delivery, been amended.

         SUBPART 3.5. Approvals. All necessary material governmental, shareholders' and third-party approvals in connection with the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith shall have been obtained.

         SUBPART 3.6. Other Loan Documents. The Administrative Agent shall have received an affirmation and consent by each of the Guarantors.

         SUBPART 3.6. Evenflo Stock Purchase Agreement. The Evenflo Stock Purchase Agreement shall have been duly executed and delivered and shall be in full force and effect.

         SUBPART 3.8. E&S Capital Contribution Agreement. The E&S Capital Contribution Agreement shall have been duly executed and delivered and shall be in full force and effect.

         SUBPART 3.9. Fairness Opinion. The Administrative Agent and the Lenders shall have received a fairness opinion from a nationally recognized investment bank, in form and substance acceptable to the Agents, with respect to the sale by the Borrower of at least fifty-one percent (51%) of the outstanding capital stock of Evenflo.

         SUBPART 3.10. Sale of Evenflo Shares. The Borrower shall have consummated (or contemporaneously herewith will consummate) the sale of at least fifty-one percent (51%) of the outstanding capital stock of Evenflo pursuant to the Evenflo Stock Purchase Agreement, which Stock Purchase Agreement shall not have been amended nor shall any provision thereof have been waived by any party thereto, in each case unless such amendment or waiver is not adverse in any material respect to the interests of the Lenders, and the Evenflo Stock Purchase Agreement shall have been approved by the Board of Directors of the Borrower (which approval shall not have been rescinded or withdrawn).

         SUBPART 3.11. Borrower Capital Contribution. The Borrower shall have received at least $100,000,000 in cash proceeds from the purchase of preferred stock of the Borrower by KKR affiliates and (a) $75,000,000 of such proceeds shall have been applied by the Borrower in the manner set forth in Schedule 3.11 to the Third Amendment to prepay permanently all amounts outstanding under the Liquidity Facility, including, without limitation, any and all principal, accrued and unpaid interest and fees in respect thereof, with the remainder of such proceeds having been applied by the Borrower toward the permanent prepayment of the Term Loans, including, without limitation, any and all principal, accrued and unpaid interest and fees in respect thereof, in accordance with the terms and provisions of the Amended Credit Agreement and (b) $25,000,000 of such proceeds shall have been applied by the Borrower toward the prepayment of the Revolving Loans, including, without limitation, any and all principal, accrue and unpaid interest and fees in respect thereof, in accordance with the terms and provisions of the Amended Credit Agreement.

         SUBPART 3.12. Mandatory Prepayments. The Administrative Agent shall have received, for the benefit of the Lenders, at least Two Hundred Fifty-Two Million Dollars ($252,000,000) in cash, which amount shall have been permanently applied by the Borrower in accordance with Schedule 3.11 and Schedule 3.12 to the Third Amendment against amounts outstanding under the Liquidity Facility, including, without limitation, any and all principal, accrued and unpaid interest and fees in respect thereof, with the remainder of such amount having been applied by the Borrower toward the permanent prepayment of the Term

Loans, including, without limitation, any and all principal, accrued and unpaid interest and fees in respect thereof, in accordance with the terms and provisions of the Amended Credit Agreement.

         SUBPART 3.13. Evenflo Capital Structure. The net book value of the excess of all outstanding capital stock of Evenflo over the outstanding capital stock of Evenflo to be purchased by one or more affiliates of KKR and certain additional investors pursuant to the Evenflo Stock Purchase Agreement shall be at least $19,000,000.

         SUBPART 3.14. Filings. All UCC and intellectual property filings (including foreign intellectual property filings) necessary or, in the opinion of the Administrative Agent, desirable to perfect and/or to maintain the perfection of the Liens (as defined in the Loan Documents) provided for in the Loan Documents shall have been executed by the Borrower and each applicable Subsidiary and delivered to the Administrative Agent for filing at the Borrower's expense.

         SUBPART 3.15. Amendment Effective Date Certificate. The Administrative Agent shall have received the Amendment Effective Date Certificate, dated the Third Amendment Effective Date and duly executed and delivered by an Authorized Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct (in all material respects) representations and warranties of the Borrower made as of such date, and, at the tim each such certificate is delivered, such statements shall in fact be true and correct.

         SUBPART 3.16. Legal Opinions. The Administrative Agent shall have received (a) a favorable legal opinion of (i) Simpson Thacher & Bartlett, special counsel to the Obligors and (ii) the General Counsel to the Borrower, in each case, addressed to the Administrative Agent and the Lenders and dated the date that each of the conditions set forth in this Article III (other than Subparts 3.7 through 3.13 and clause (b) of this Subpart 3.16) have been fulfilled to the satisfaction of the Agents, substantially in the forms of Annex A-1 and Annex A-2, respectively and (b) a favorable legal opinion of (i) Simpson Thacher & Bartlett, special counsel to the Obligors and (ii) the General Counsel to the Borrower, in each case, addressed to the Administrative Agent and the Lenders and dated the Third Amendment Effective Date, substantially in the forms of Annex A-1 and Annex A-2, respectively.

         SUBPART 3.17. Fees and Expenses. The Administrative Agent shall have received all costs, fees (including, for each Lender party hereto, an amendment fee in the amount set forth in the Fee Letter Agreement by and between the Borrower and the Administrative Agent of even date herewith) and expenses due and payable pursuant to Subpart 5.4 (to the extent then invoiced) and pursuant to the Existing Credit Agreement (including all previously invoiced fees and expenses).

         SUBPART 3.18. Partial Effectiveness. Notwithstanding the foregoing, the amendments contained in subclauses (a), (b) and (c) of Subpart 2.4.6, and Subpart 2.3.1 shall become effective upon the satisfactionwhen each of the conditions set forth in this Article III (other than Subparts 3.7 through 3.13 and clause (b) of Subpart 3.16) have been 3.13fulfilled to the satisfaction of the Agents; provided that such effectiveness shall be automatically rescinded as if such amendments never took place, if such remaining conditions set forth in Subparts 3.7 through 3.13 and clause (b) of Subpart 3.16 are not duly satisfied by August

15, 1998.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SUBPART 4.1. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Agent and each Lender, as of the date hereof, as follows:

                  (a) the representations and warranties contained in Article VI of the Existing Credit Agreement (after giving effect to the amendments set forth herein) and in each of the other Loan Documents are true and correct in all material respects on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlie date and except as covered by clause (c) below);

                  (b) no Default or Event of Default exists (after giving effect to the amendments or modifications set forth in Article II) or would result from the amendments or modifications set forth in Article II or the other transactions contemplated hereby;

                  (c) except as disclosed to the Lenders on July 2, 1998 or as disclosed in the Bank Book, no Material Adverse Change has occurred since September 30, 1997 and no material adverse change has occurred since September 30, 1997 with respect to the business, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole; and

                  (d) neither the Borrower nor any of its Subsidiaries is subject to any material litigation or governmental proceeding with respect to the transactions contemplated hereby and no injunction or restraining order exists with respect to such transactions.

         SUBPART 4.2. Full Disclosure. (a) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to any Agent and/or any Lender on or before the Third Amendment Effective Date (including all information contained herein and in the other Loan Documents delivered in connection herewith) for purposes of or in connection with this Amendment or any transactions contemplated herein is true and complete in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this clause (a), such factual information shall not include projections and pro forma financial information.

                  (a) Hidden Text

                  (b) The projections and pro forma financial information contained in the factual information referred to in clause (a) above were or are based on good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ significantly from the projected results.

                                    ARTICLE V

                                  MISCELLANEOUS

         SUBPART 5.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of the Lenders under the Existing Credit Agreement or any of the other Loan Documents.

         SUBPART 5.2. Loan Document Pursuant to Existing Credit Agreement. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Existing Credit Agreement and the other Loan Documents.

         SUBPART 5.3. Direction. By the execution hereof by the Majority Lenders, the Administrative Agent is hereby authorized and directed by the Majority Lenders to (i) release (a) Evenflo from its obligations under the Guaranty, (b) the Evenflo Collateral from the Liens created in favor of the Administrative Agent pursuant to the Security Agreement and (c) the Evenflo Pledged Shares sold pursuant to the Evenflo Stock Purchase Agreement from the pledge thereof to the Administrative Agent pursuant to the Pledge Agreement and take all actions reasonably necessary to implement the provisions hereof, including all actions referred to in Subpart 5.6 below and (ii) amend the Pledge Agreement in accordance with Subpart 5.5 below.

         SUBPART 5.4. Release; Termination. Subject to (a) the receipt by the Administrative Agent of the $252,000,000 referred to in Subpart 3.12 above and the application by the Borrower of such amount in accordance with such Subpart and (b) the receipt by the Borrower of the $100,000,000 referred to in Subpart
3.11 above and the application by the Borrower of such amount in accordance with such Subpart, (i) the Administrative Agent hereby releases (A) Evenflo from its obligations under the Guaranty, (B) the Evenflo Collateral from the Liens created in favor of the Administrative Agent pursuant to the Security Agreement and (C) the Evenflo Pledged Shares sold pursuant to the Evenflo Stock Purchase Agreement from the pledge thereof to the Administrative Agent pursuant to the Pledge Agreement and (ii) the Liquidity Facility is hereby terminated in all respects.

         SUBPART 5.5. Amendments to Pledge Agreement. Subject to (a) the receipt by the Administrative Agent of the $252,000,000 referred to in Subpart 3.12 above and the application by the Borrower of such amount in accordance with such Subpart and (b) the receipt by the Borrower of the $100,000,000 referred to in Subpart 3.11 above and the application by the Borrower of such amount in accordance with such Subpart, Section 8 of the Pledge Agreement ("Transfers and Other Liens; Additional Collateral; Documents; Etc.") is amended as follows:

         (a) subclause (ii) of clause (b) thereof is amended and restated in its entirety to read as follows:

                  "(ii)(A) fail to pledge hereunder, immediately upon the issuance thereof, any and all additional shares of stock or other securities of each such issuer (other than Evenflo) of Pledged Shares and (B) fail to pledge hereunder, immediately upon the issuance thereof to Pledgor, any and all additional shares of stock or other securities of Evenflo of Pledged Shares and";

         (b) subclause (iii) of clause (b) thereof is amended by inserting the following words immediately after the phrase "permit the issuance of any additional shares of stock of such issuer" appearing therein:

                       "(other than Evenflo)"; and

         (c) clause (c) thereof is amended by:

                  (i) inserting the following immediately after the word "permit" appearing both in the first line thereof and in the fifth line thereof:

                       "(to the extent within its legal power)"; and

                  (ii) inserting the following at the end thereof:

                  ", in each case with respect to Evenflo covered by this clause
         (c) unless all holders of the common stock of Evenflo are accorded equal treatment as such thereunder".

         SUBPART 5.6. Further Assurances. (i) The Administrative Agent shall, at the sole cost and expense of the Borrower, take such action, including executing and delivering such other and further documents and instruments as may be reasonably requested and prepared by the Borrower, to (a) to evidence the releases contained in Subpart 5.4, including delivering any Uniform Commercial Code partial termination statements requested and prepared by the Borrower (or by the Administrative Agent on behalf of the Borrower) and (b) otherwise implement fully or evidence further the provisions of this Amendment and (ii) the Borrower shall, at its sole cost and expense, take such action, including executing and delivering such other and further documents and instruments as may be reasonably requested from time to time, to implement fully or evidence further the provisions of this Amendment.

         SUBPART 5.7. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Wachtell, Lipton, Rosen & Katz, as counsel for the Administrative Agent.

         SUBPART 5.8. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SUBPART 5.9. Counterparts. This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         SUBPART 5.10. Cross-References. References in this Amendment to any Article or Subpart are, unless otherwise specified or otherwise required by the context, to such Article or Subpart of this Amendment.

         SUBPART 5.11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.12. No Third Parties Benefited. This Amendment is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, each Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents.

         SUBPART 5.13. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

EVENFLO & SPALDING HOLDINGS CORPORATION (formerly known as E&S Holdings Corporation), as the Borrower
By
                                        Name:
                                        Title:
                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION, as
Administrative Agent
By
                                        Name:     Patrick W. Zetzman
                                        Title:    Vice President
Lenders:
                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION
By
                                        Name:     Debra Seiter
                                        Title:    Vice President
                                        MERRILL LYNCH CAPITAL
                                        CORPORATION
By
                                        Name:
                                        Title:    MERRILL LYNCH DEBT
                                        STRATEGIES FUND, INC.
By
                                        Name:
                                        Title:
                                        MERRILL LYNCH DEBT STRATEGIES
                                        PORTFOLIO
                                     Merrill Lynch Asset Management, L.P., as
                                     Investment Advisor
By
                                        Name:
                                        Title:
                                        MERRILL LYNCH SENIOR FLOATING
                                        RATE FUND, INC.
By
                                        Name:
                                        Title:
                                        MERRILL LYNCH PRIME RATE
                                        PORTFOLIO

[Credit Agreement Amendment No. 3 Signature Page]

By:                                  Merrill Lynch Asset Management,
                                     L.P., as Investment Advisor
By
                                        Name:
                                        Title:    INCOME STRATEGIES PORTFOLIO
                                        (c/o Merrill Lynch Asset Management)
By
                                        Name:
                                        Title:
                                        SENIOR HIGH INCOME PORTFOLIO, INC.
By
                                        Name:
                                        Title:
                                        DEBT STRATEGIES FUND II, INC.
By
                                        Name:
                                        Title:
                                        SENIOR DEBT PORTFOLIO
                                        (c/o Boston Management and Research Co.)
By
                                        Name:
                                        Title:
                                        NATIONSBANK N.A. SOUTH
By
                                        Name:
                                        Title:
                                        THE BANK OF NOVA SCOTIA
By
                                        Name:
                                        Title:    BANKERS TRUST COMPANY
By
                                        Name:
                                        Title:
                                        SOCIETE GENERALE
By
                                        Name:
                                        Title:
                                        WELLS FARGO BANK, N.A.
By
                                        Name:
                                        Title:
                                        ROYAL BANK OF CANADA
By
                                        Name:
                                        Title:

[Credit Agreement Amendment No. 3 Signature Page]

                                        VAN KAMPEN AMERICAN CAPITAL
                                        PRIME RATE INCOME TRUST
By
                                        Name:
                                        Title:    VAN KAMPEN CLO I, LTD.
                                        VAN KAMPEN AMERICAN CAPITAL
                                        MANAGEMENT INC., as Collateral
                                        Manager
By
                                        Name:
                                        Title:
                                        FIRST UNION NATIONAL BANK OF
                                        NORTH CAROLINA
By
                                        Name:
                                        Title:
                                        THE INDUSTRIAL BANK OF JAPAN,
                                        LIMITED
By
                                        Name:
                                        Title:
                                        LTCB TRUST COMPANY
By
                                        Name:
                                        Title:
                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY
By
                                        Name:
                                        Title:    OAK HILL SECURITIES FUND, L.P.
                                      Oak Hill Securities GenPar, L.P., its
                                                 General Partner
                                      Oak Hill Securities MGP, Inc., its
                                        General Partner
By
                                        Name:
                                        Title:
                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST
By
                                        Name:
                                        Title:
                                        AERIES FINANCE, LTD.
By
                                        Name:

[Credit Agreement Amendment No. 3 Signature Page]

                                        Title:
                                        THE CHASE MANHATTAN BANK
By
                                        Name:
                                        Title:
                                        TORONTO DOMINION BANK
By
                                        Name:
                                        Title:
                                        ALLIANCE CAPITAL
By
                                        Name:
                                        Title:
                                        BANK OF TOKYO $ MITSUBISHI TRUST
                                        COMPANY
By
                                        Name:
                                        Title:
                                        BANQUE PARIBAS
By
                                        Name:
                                        Title:
                                        BANK BOSTON, N.A. f/k/a
                                      BAYBANK, N.A.
By
                                        Name:
                                        Title:
                                        CAPTIVA FINANCE, LTD
By
                                        Name:
                                        Title:
                                        CREDIT AGRICOLE INDOSUEZ
By
                                        Name:
                                        Title:
                                        CREDIT LYONNAIS NEW YORK BRANCH
By
                                        Name:
                                        Title:
                                        CYPRESS TREE INVESTMENT
                                        PARTNERS I, LTD
                                      Cypress Tree Investment
                                      Management Co., as Portfolio Manager
By
                                        Name:

[Credit Agreement Amendment No. 3 Signature Page]

                                        Title:
                                        THE DAI-ICHI KANGYO BANK, LTD.
By
                                        Name:
                                        Title:
                                        DLJ CAPITAL FUNDING, INC.
By
                                        Name:
                                        Title:
                                        GOLDMAN SACHS CREDIT PARTNERS
                                        L.P.
By
                                        Name:
                                        Title:
                                        KZH HOLDING CORPORATION III
By
                                        Name:
                                        Title:
                                        LEHMAN SYNDICATED LOANS, INC.
By
                                        Name:
                                        Title:
                                        MEDICAL LIABILTY MUTUAL
                                        INSURANCE
                               CO.
                               By: Chancellor LGT Senior Secured Management, Inc., Invesco Senior Secured Management, Inc., as Investment Manager
By
                                        Name:
                                        Title:
                                        ML CBO IV, (CAYMAN) LTD.
By: Protective Asset Management CompanyHighland Capital Management, L.P., as Collateral Manager
By
                                        Name:
                                        Title:
                                        MORGAN STANLEY SENIOR
                                        FUNDING, INC.
By
                                        Name:
                                        Title:
                                        NATIONAL CITY BANK
By
                                        Name:

[Credit Agreement Amendment No. 3 Signature Page]

                                        Title:
                                        STATE STREET BANK AND TRUST
                                        COMPANY
By
                                        Name:
                                        Title:
                                        ORIX USA CORPORATION
By
                                        Name:
                                        Title:
                                        PAMCO CAYMAN, LTD.
By:                            Protective Asset Management Company, as
                               Management Company, as By:
                               Highland Capital Management, L.P., as
                               Collateral Manager
By
                                        Name:
                                        Title:Acknowledged and agreed with
                               respect to Subpart 5.5:

                               EVENFLO & SPALDING HOLDINGS
                                CORPORATION
                               SPALDING & EVENFLO COMPANIES, INC.
                               EVENFLO COMPANY, INC.
                               ETONIC WORLDWIDE CORPORATION
                               LISCO, INC.
                               SPALDING SPORTS CENTERS, INC.
                               ETONIC LISCO, INC.
                               LISCO FURNITURE, INC.
                               LISCO FEEDING, INC.
                               LISCO SPORTS, INC.
By
                                        Name:
                                        Title:
                               S&E FINANCE CO., INC.
By
                                        Name:
                                        Title:

[Credit Agreement Amendment No. 3 Signature Page]